EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Quarterly Report on Form 10-Q of ReSearch Pharmaceutical Services, Inc. (the “Company”) for the three months ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Bell, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 13, 2008

/s/ Steven Bell
Steven Bell
Chief Financial Officer